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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                           __________________________


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 8, 1999
                                                          -------------

                                  Ventas, Inc.
                                  ------------
             (Exact name of registrant as specified in its charter)


           Delaware                           1-10989           61-1055020
----------------------------------------   -----------     ------------------
     (State or other jurisdiction           (Commission       (IRS Employer
          of incorporation)                 File Number)   Identification No.)

3300 Aegon Center, 400 West Market Street, Louisville, Kentucky        40202
--------------------------------------------------------------------  -------
       (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code  (502) 596-7300
                                                   ---------------
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Item 5.   Other Events

     A copy of the press release issued by the Company on March 8, 1999 is attached to this filing as Exhibit 99.1 and is incorporated herein by reference.

Item 6.   Financial Statements and Exhibits

          (a) and (b)    Not applicable.

          (c)  Exhibits:

               99.1  Press Release dated March 8, 1999.

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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 VENTAS, INC.
                                 (Registrant)



Date: March 9, 1999              By: /s/ T. Richard Riney
                                    -------------------------------
                                 Name:   T. Richard Riney
                                 Title:  Vice President

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                                 EXHIBIT INDEX



99.1 Press Release dated March 8, 1999.

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